UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2008

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street – 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348 (610) 765-6900	23-3064219

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On October 16, 2008, Exelon Corporation (Exelon), Exelon Generation Company, LLC (Generation), Commonwealth Edison Company (ComEd) and PECO Energy Company (PECO)(collectively, the Registrants) executed amendments to each of their respective revolving credit facilities (the Amendments), as described below. The Registrants have entered into these amendments in conjunction with the termination of Lehman Brothers Bank’s participation in their respective revolving credit facilities in September 2008.

The Amendments permit the applicable borrower, at its option, provided that certain conditions are satisfied, to terminate the commitment of a lender that, under its revolving credit facility, (a) has not made available its ratable portion of a requested borrowing or provided reimbursement for its pro rata share of funding under a letter of credit issued pursuant to the applicable revolving credit facility; (b) has notified the borrower or the administrative agent that it does not intend to comply with its obligations under the applicable credit facility; (c) has been downgraded to a non-investment grade rating from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or another nationally-recognized rating agency or (d) is, or is a subsidiary of a person that is, the subject of a bankruptcy, insolvency or similar proceeding. The Amendments also allow the borrower to replace a defaulting lender or a lender that has been downgraded or that is, or is a subsidiary of a person that is, the subject of a bankruptcy, insolvency or similar proceeding, and if the lender is not replaced, the aggregate commitment under the applicable revolving credit facility will be reduced.

The description of the Amendments set forth above is not complete and is qualified in its entirety by reference to the credit facilities, copies of which are attached as exhibits 99.1, 99.2, 99.3 and 99.4, respectively, which are incorporated herein by reference.

The disclosure set forth in Item 8.01 below is incorporated by reference in this Item 1.01.

Section 8 – Other Events

Item 8.01. Other Events

Following the bankruptcy of Lehman Brothers Holdings Inc., Exelon, Generation, ComEd, and PECO were each notified by Lehman Brothers Bank that it would not fund its commitments under their respective revolving credit facilities. Pursuant to the Amendments, the commitment of Lehman Brothers Bank under each borrower’s revolving credit facility has been terminated by the borrowers effective September 30, 2008. Prior to termination, Lehman Brothers Bank’s total commitment within these credit facilities was $283 million, of which Exelon, Generation, ComEd, and PECO had $43 million, $166 million, $48 million, and $26 million, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Amendment No. 1 to $1,000,000,000 Credit Agreement dated as of October 26, 2006 among Exelon Corporation, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.2	Amendment No. 1 to $5,000,000,000 Credit Agreement dated as of October 26, 2006 among Exelon Generation Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.3	Amendment No.2 to $1,000,000,000 Credit Agreement dated as of October 3, 2007 among Commonwealth Edison Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.4	Amendment No. 1 to $600,000,000 Credit Agreement dated as of October 26, 2006 among PECO Energy Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

* * * * *

This combined Form 8-K is being furnished separately by the Registrants. Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2) Exelon’s Second Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION EXELON GENERATION COMPANY, LLC

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger Senior Vice President and Chief Financial Officer Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer Commonwealth Edison Company

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett Senior Vice President and Chief Financial Officer PECO Energy Company

October 21, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment No. 1 to $1,000,000,000 Credit Agreement dated as of October 26, 2006 among Exelon Corporation, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.2	Amendment No. 1 to $5,000,000,000 Credit Agreement dated as of October 26, 2006 among Exelon Generation Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.3	Amendment No.2 to $1,000,000,000 Credit Agreement dated as of October 3, 2007 among Commonwealth Edison Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.4	Amendment No. 1 to $600,000,000 Credit Agreement dated as of October 26, 2006 among PECO Energy Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent